Exhibit 10.1


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                           STOCK PURCHASE AGREEMENT
                                Relating to the
                       Purchase of the Capital Stock of
                          Dial Communications, Inc.,
                             a Florida corporation



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                         TABLE OF CONTENTS
                                                                Page

Definitions
      1.1   Definitions........................................  1
      1.2   Construction.......................................  3

Purchase and Sale of Shares
      2.1   Shares.............................................  3
      2.2   Purchase Price.....................................  3
      2.3   Post-Closing Adjustment............................  4
      2.4   Disputes with Respect to Post-Closing Adjustment...  4

Closing, Delivery of Shares
      3.1   Location...........................................  5
      3.2   Deliveries at Closing by Buyer and Able Telcom.....  5
      3.3   Deliveries at Closing by Sellers and the Company...  5
      3.4   Timing of Deliveries at Closing....................  6

Representations and Warranties of Sellers
      4.1   Corporate Status of the Company....................  6
      4.2   Legal Capacity of Sellers..........................  6
      4.3   Authority Concerning this Agreement................  6
      4.4   Binding Effect.....................................  6
      4.5   Shares; Capitalization.............................  7
      4.6   Subsidiaries and Investments.......................  7
      4.7   No Violation.......................................  7
      4.8   Financial Statements...............................  7
      4.9   Assets.............................................  8
      4.10  Liabilities........................................  8
      4.11  No Adverse Change..................................  8
      4.12  Taxes.............................................. 10
      4.13  Real Property...................................... 10
      4.14  Intellectual Property.............................. 11
      4.15  Contracts, Leases and Commitments.................. 11
      4.16  Customers and Suppliers............................ 12
      4.17  Accounts Receivable................................ 12
      4.18  Permits; Compliance with Law....................... 12
      4.19  Employees.......................................... 12
      4.20  Insurance.......................................... 13
      4.21  Litigation......................................... 13
      4.22  Transactions with Affiliates....................... 13
      4.23  Books and Records.................................. 13
      4.24  Improper Payments.................................. 13


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
      4.25  Officers and Directors; Bank Accounts, etc......... 14
      4.26  No Misstatements................................... 14
      4.27  Securities Laws.................................... 14

Representations and Warranties of Buyer and Able Telcom
      5.1   Corporate Status of Buyer and Able Telcom.......... 14
      5.2   Authority Concerning this Agreement................ 14
      5.3   No Violation....................................... 15
      5.4   Governing Documents of Buyer and Able Telcom....... 15
      5.5   Capitalization..................................... 15
      5.6   Periodic Reports................................... 15
      5.7   Securities......................................... 15
      5.8   Litigation......................................... 15
      5.9   No Misstatements................................... 16

Covenants of Seller
      6.1   September 30, 1996 Financial Statements............ 15
      6.2   Profit Sharing Plan................................ 16
      6.3   Transfer of Promissory Note........................ 16
      6.4   Payment of Notes Payable........................... 16
      6.5   Restrictive Covenants.............................. 17

Covenants of Buyer and Able Telcom
      7.1   Piggy Back Registration Rights..................... 17
      7.2   Profit Sharing Plan................................ 18
      7.3   Indemnification of Personal Guarantees............. 18
      7.4   Information Available for Closing Balance Sheet.... 19

Miscellaneous Provisions
      8.1   Nature and Survival of Representations and
            Warranties......................................... 19
      8.2   Further Actions.................................... 19
      8.3   Brokers............................................ 19
      8.4   Indemnification.................................... 19
      8.5   Notices............................................ 21
      8.6   Miscellaneous...................................... 22

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                  List of Schedules and Exhibits

Schedules
Schedule 4.5:   Capitalization
Schedule 4.6:   Subsidiaries and Investments
Schedule 4.8:   Financial Statements
Schedule 4.7:   Violations of contracts or laws
Schedule 4.9:   Exceptions to title to assets
Schedule 4.11:  Adverse changes since the Audited Balance Sheet Date
Schedule 4.10:  Liabilities not listed on financial statements
Schedule 4.12:  Exceptions to tax representation
Schedule 4.13:  Real Property (Leases)
Schedule 4.14:  Intellectual Property
Schedule 4.15:  Material Contracts
Schedule 4.17:  Exceptions to representation regarding accounts receivable
Schedule 4.18:  Permits
Schedule 4.19:  Employees
Schedule 4.20:  Insurance policies
Schedule 4.21:  Litigation
Schedule 4.22:  Affiliate Transactions
Schedule 4.25:  Bank Accounts
Schedule 4.25:  Officers, Directors, Bank Accounts
Schedule 5.8:   Buyer Litigation

Exhibits
Exhibit 2.2(b): Promissory Note
Exhibit 3.2(d): Lease
Exhibit 3.2(e): Employment and Consulting Agreements


                               iii

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          THIS STOCK PURCHASE  AGREEMENT  ("Agreement")  is dated as of November
30, 1996, by and between Telecommunication Services Group, Inc., a Florida corporation ("Buyer); Able Telcom Holding Corp., a Florida corporation ("Able Telcom"), each of Buyer and Able Telcom having its principal place of business at 1601 Forum Place, Suite 1110, West Palm Beach, Florida; William E. Newton and Sybil C. Newton, each an individual resident of Leon County, Florida (each a "Sellers" and collectively, "Sellers"); and Dial Communications, Inc., a Florida corporation having its principal place of business at 180 Capitol Circle, S.W., Tallahassee, Florida (the "Company").

                                R E C I T A L S

      WHEREAS, the Company is engaged in the business of outside plant telecommunication and electrical utility construction, inside plant premise wiring and station moves, add and changes, directional boring for general utilities, and general utility construction (e.g. water, storm drains) (the "Business");

      WHEREAS, the parties have entered into a letter of intent dated October 3, 1996 (the "Letter of Intent") providing for, among other things, the purchase by Buyer of all of the outstanding capital stock of the Company, consisting of 5,000 shares of common stock, par value $0.10 per share (the "Shares");

      WHEREAS, Sellers wish to sell, and Buyer wishes to purchase, the Shares for the purchase price and upon the terms and subject to the conditions described in this Agreement, as contemplated by the Letter of Intent;

      NOW, THEREFORE, in consideration of the premises and the mutual promises, terms, and conditions herein made, the parties, intending to be legally bound, agree as follows:



                                   ARTICLE I
                                  Definitions

   1.1 Definitions. As used in this Agreement, the following terms have the meanings specified in this Section . All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

      (a) "Able Telcom Shares" means shares of common stock of Able Telcom, par value $.01 per share.

      (b)"Audited Balance Sheet" has the meaning given that term in Section 6.1.

      (c)  "Audited  Balance  Sheet  Date" has the  meaning  given  that term in
Section 6.1.

      (d) "Buyer's Documents" means this Agreement or any Schedule, Exhibit, certificate or document delivered by Buyer or Able Telcom in connection herewith.

      (e) "Cash Consideration" has the meaning given that term in Section 2.2.

                                      1

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      (f) "CERCLA" means the Comprehensive  Environmental  Response Compensation
and Liability Act of 1980, 42 U.S.C. Sections 6901 et seq., as amended.

      (g) "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List pursuant to CERCLA.

      (h) "Closing" has the meaning given that term in Section 3.1.

      (i) "Closing Date" has the meaning given that term in Section 3.1.

      (j)"Closing Balance Sheet" has the meaning given that term in Section 2.3.

      (k) "Code" means the Internal Revenue Code of 1986, as amended, or any predecessor or successor federal income tax law.

      (l) "Computed Value," with respect to a share of common stock of Able Telcom, means the average, over the ten business days immediately preceding the date on which Computed Value is to be determined, of the average high bid price and low ask price for such share as reported on the Nasdaq National Market System.

      (m) "ERISA" means Title I, Title II, Title III and Title IV of the Employee Retirement Income Security Act of 1974, as amended;

      (n) "Encumbrance" means any liability, debt, mortgage, security interest, lien, claim, encumbrance, title defect, pledge, charge, assessment, covenant, encroachment and burdens of any kind or nature whatsoever.

      (o) "Environmental Law" means any applicable federal, state, and local law, regulation or ordinance relative to air quality, water quality, solid waste management, hazardous or toxic substances or the protection of health or the environment, including, but not limited to, CERCLA, the Hazardous Material Transportation Act (49 U.S.C. ss. 1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. ss. 1251 et seq.), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. ss. 6901 et seq.), the Clean Air Act, as amended (42 U.S.C. ss. 7401 et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. ss. 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. ss. 136 et seq.), and the Clean Water Act of 1977, as amended (33 U.S.C. ss. 1251 et seq.), as these laws may have been amended or supplemented through the Closing Date, and any analogous state or local statutes and the regulations promulgated pursuant thereto.

      (p) "GAAP" means United States generally accepted accounting principles.

      (q)   "Governing   Documents"   means  the   certificate  or  articles  of
incorporation, bylaws, deed of trust, formation or governing agreement and other charter documents or organization or governing documents or instruments.

      (r) "Governmental Body" means any court, government (federal, state, local or foreign), department, commission, board, bureau, agency, arbiter appointed pursuant to mandatory provisions of law, official or other regulatory, administrative or governmental authority or instrumentality.
                                      2

      (s) "Hazardous Substance" means any hazardous substances or chemical as defined by any Environmental Law and including petroleum, any petroleum-related material, crude oil or any fraction thereof and any toxic or polluting substance or other material hazardous to human health or the environment.

      (t) "Intellectual  Property"  has the  meaning  given that term in Section
4.14.

      (u) "Losses" means losses, liabilities, claims, actions, penalties, assessments, liens, damages, and expenses, including, without limitation, reasonable attorneys' fees and disbursements.

      (v) "Permits" has the meaning given that term in Section 4.18.

      (w) "Person" means and includes a natural person, a corporation, an association, a partnership, a limited liability company, a trust, a joint venture, an unincorporated organization, a business, any other legal entity, or a Governmental Body.

      (x) "Post-Closing Adjustment" has the meaning given that term in Section 2.3.

      (y) "Reviewed  Balance  Sheet" has the meaning  given that term in Section
4.8.

      (z)  "Reviewed  Balance  Sheet  Date" has the  meaning  given that term in
Section 4.8.

      (aa) "Sellers' Documents" means this Agreement or any Schedule, Exhibit, certificate or document delivered by the Company or Sellers in connection herewith.

      (ab) "Stock Consideration" has the meaning given that term in Section 2.2(c).

   1.2 Construction. As used herein, unless the context otherwise requires: (i) references to "Article" or "Section" are to an article or section hereof; (ii) all "Exhibits" and "Schedules" referred to herein are to Exhibits and Schedules attached hereto and are incorporated herein by reference and made a part hereof;
(iii) "include," "includes" and "including" are deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import; and (iv) the table of contents, captions and other headings of the various articles, sections and other subdivisions hereof are for convenience of reference only and shall not modify, define or limit, or affect the interpretation of any of the terms, meaning or provisions hereof.


                                  ARTICLE II
                          Purchase and Sale of Shares

   2.1 Shares. Subject to the terms and conditions of this Agreement, at the Closing (as hereafter defined), Sellers shall sell, convey, assign, transfer, and deliver to Buyer, and Buyer shall purchase from Sellers, all of the Shares, free and clear of any Encumbrance.

   2.2 Purchase Price. In full consideration for the Shares and the covenants, representations and warranties contained in this Agreement, Buyer and Able Telcom shall pay, at the Closing, to Sellers:

                                      3

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      (a) By wire transfer or otherwise in immediately  available funds, cash in the amount of $3,000,000 (subject to adjustment as provided herein) (the "Cash Consideration").

     (b) A Promissory Note in the amount of $892,000 in the form attached hereto as Exhibit 2.2(b) (the "Promissory Note"); and

      (c) A certificate representing a number of Able Telcom Shares having a Computed Value as of the date five business days before the Closing Date of $893,000 (the "Stock Consideration").


   2.3 Post-Closing Adjustment.

      (a) No later than 60 days after the Closing, Seller shall deliver to Buyer (prepared at Buyer's expense) an audited balance sheet of the Company as of November 30, 1996 (the "Closing Balance Sheet"). The Closing Balance Sheet shall be prepared in accordance with GAAP. Without limiting the generality of the foregoing:

          (i) Liabilities. All liabilities of the Company (whether accrued, unmatured, contingent, or otherwise and whether due or to become due) will be adequately reserved against in accordance with GAAP or disclosed and included in the Closing Balance Sheet.

          (ii) Assets. The assets of the Company will be reflected on the Closing Balance Sheet or, under GAAP, will not be required to be reflected thereon.

          (iii) Taxes. All unpaid federal, foreign, state, local, and other taxes, fees, assessments, duties, and other similar governmental charges payable by the Company or which will, with the passage of time, become payable by the Company (including interest and penalties) as of November 30, 1996 whether or not disputed with respect to any period prior to the Closing Balance Sheet Date will be adequately reserved against in accordance with GAAP and included in the Closing Balance Sheet. The results of all prior audits by the Internal Revenue Service and the relevant state, local and foreign tax authorities will be properly reflected in the Audited Balance Sheet.

          (iv) Accounts Receivable. All of the Company's accounts receivable will be reflected in the Closing Balance Sheet in accordance with GAAP.

      (b) If the value of the shareholders' equity before restatement as set forth on the Closing Balance Sheet is less than $1,700,000, then, within ten days after the receipt of the Closing Balance Sheet by both Buyer and Sellers, Sellers shall deliver to Buyer in immediately available funds the sum equal to the amount of such difference. The obligation of Sellers set forth in the previous sentence shall be joint and several between them. If the value of the shareholders' equity before restatement as set forth on the Closing Balance Sheet is greater than $1,700,000, then, within ten days after the receipt of the Closing Balance Sheet by both Buyer and Sellers, Buyer or Able Telcom shall deliver to William E. Newton as bonus compensation the sum equal to the amount of such difference. (The amount payable by Sellers or Buyer and Able Telcom here under is referred to herein as the "Post-Closing Adjustment"). The obligation of Buyer and Able Telcom as set forth in the previous sentence shall be joint and several between them. If the Post-Closing Adjustment is payable by Buyer or Able Telcom hereunder, the first $300,000 of the Post-Closing Adjustment shall be made in immediately available funds, the remainder shall be in the form of a promissory  note in  substantially  the form attached  hereto as the  Promissory
Note.
                                      4

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     2.4 Disputes with Respect to Post-Closing  Adjustment.  If any disagreement concerning the amount of the Post-Closing Adjustment is not resolved by Buyer and Sellers within ten business days following the receipt by Sellers of the Closing Balance Sheet, the undisputed amount shall be distributed or paid, as the case may be, on such 10th business day as provided in Section 2.3(in the case of a dispute as to the Post-Closing Adjustment). Within ten business days thereafter, the party disputing the amount (the "Disputing Party") shall engage(on standard terms and conditions for a matter of such nature) a firm of independent accountants to resolve such dispute. The firm of independent accountants shall be proposed in writing by the Disputing Party to the other party. In the absence of prompt agreement on the identity of the independent accountants, the parties shall choose an independent accountant as may be agreed. The resolution by such independent accounting firm of such dispute shall be final, binding and conclusive upon the parties.  The engagement  agreement with the independent
accountants   shall   require  the   independent   accountants   to  make  their
determination with respect to the items in dispute within 90 days following their engagement.

                                  ARTICLE III
                          Closing, Delivery of Shares

   3.1 Location. The closing hereunder (the "Closing") shall take place at 10:00 A.M. on or before the 2nd day of December, 1996 (the "Closing Date") at the offices of Holland & Knight, 315 South Calhoun Street, Tallahassee, Florida or at such other time and place as may be agreed by Buyer and Seller.

   3.2 Deliveries at Closing by Buyer and Able Telcom. In addition to this Agreement, at the Closing, Buyer and Able Telcom shall deliver to Sellers the following documents:

      (a) The Cash Consideration;
      (b) The Stock Consideration;
      (c) The Promissory Note;
      (d) A duly  executed  copy of the  Lease in the form  attached  hereto  as
      Exhibit 3.2(d);
      (e) A duly  executed  copy  of an  Employment  and  Consulting
      Agreement in the form attached hereto as Exhibit 3.2(e);
      (f) A certificate of the corporate Secretaries of Buyer and Able Telcom setting forth true and correct copies of the Governing Documents of such entities, the encumbancy of officers signing on behalf of such entities, and the resolutions of the Board of Directors of such entities authorizing the execution of this Agreement and the consummation of the transations contemplated thereby;
      (g) A certificate of the officers of Buyer and Able Telcom as to the performance of their obligations hereunder; and
      (h) Such other documents as Sellers may reasonably request.

   3.3 Deliveries at Closing by Sellers and the Company. In addition to this Agreement, at the Closing, Sellers and the Company shall deliver to Buyer and Able Telcom the following documents:


      (a) Certificates  representing  the Shares,  duly endorsed to Buyer;
      (b) A duly executed  copy of the Lease in the form attached  hereto as
          Exhibit 3.2(d);
      (c) A duly executed copy of an Employment and Consulting Agreement in the form attached hereto as Exhibit 3.2(e);

      (d) A certificate of the corporate Secretary of the Company setting forth true and correct copies of the Governing Documents of the Company, the encumbancy of officers signing on behalf of the Company; and the resolutions of the Board of Directors of the Company authorizing the execution of this Agreement and the consummation of the transations contemplated thereby;
      (e) in form acceptable to Buyer and Able Telcom, written consents, waivers, permits and approvals from third parties or governmental or administrative authorities and evidence of the filing of all notices and other governmental filings necessary to transfer any of the Shares or to otherwise consummate the transactions contemplated hereby including, without limitation, any consents necessary to transfer and continue in effect all contracts listed on any Schedule to this Agreement as in effect on the date hereof;

      (f) a writing containing the results of the examination of the Internal Revenue Service of the Tax Audit;
      (g) A certificate of the Sellers and the Company as to the performance of their obligations hereunder; and
      (h) Such other documents as Sellers may reasonably request.

   3.4 Timing of Deliveries at Closing. All deliveries shall be deemed to be undertaken simultaneously and no delivery shall be deemed to have occurred unless and until all other required deliveries have taken place. Upon the Closing, unless otherwise agreed in writing at the Closing, all documents to be delivered at the Closing shall be deemed to have been delivered and the party entitled to receive any document required herein to be delivered shall have waived rights to such delivery.


                                  ARTICLE IV
                   Representations and Warranties of Sellers
                                and the Company

   Sellers and the Company represent, warrant and agree, as follows:

   4.1 Corporate Status of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. The Company is qualified to do business and in good standing in each jurisdiction where the Company operates its business. The Company has all requisite corporate power and authority to own, operate and lease its properties and assets, to conduct its business as it is now being conducted, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

   4.2 Legal Capacity of Sellers. Sellers each have the legal capacity to own and hold the Shares and to execute, deliver and perform their obligations under this Agreement and to consummate the transactions contemplated hereby.

   4.3 Authority Concerning this Agreement. The execution, delivery and performance by the Company of this Agreement and any Sellers' Document executed by the Company, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized and approved by all necessary corporate action of the Company.

   4.4 Binding Effect. This Agreement is (and, when executed and delivered, each Sellers' Document will be) valid and binding upon the Company and the Sellers and enforceable, in accordance with their respective terms, against the Company and the Sellers except to the extent that enforcement thereof may be limited by

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applicable bankruptcy,  reorganization,  insolvency or moratorium laws, or other laws affecting the enforcement of creditors' rights or by the principles governing the availability of equitable remedies.

   4.5 Shares; Capitalization. The authorized capital stock of the Company consists solely of 25,000 shares of common stock, $0.10 par value per share, of which 5,000 shares are issued and outstanding. Five thousand shares of capital stock are held in the Company's treasury. All of the Shares are owned of record, legally and beneficially by Sellers in amounts set forth on Schedule 4.5 hereof. The Shares are free and clear of any and all Encumbrances, and upon delivery of the Shares hereunder, Buyer will acquire title thereto, free and clear of any and all Encumbrances. Other than voting rights, redemption rights and such other rights conferred by the Company's charter documents and by applicable Florida Statutes, there exist no Securities Rights with respect to the Shares. All rights and powers to vote the Shares are held exclusively by Sellers. All of the Shares are validly issued, fully paid and nonassessable, were not issued in violation of the terms of any agreement or other understanding, and were issued in compliance with all applicable federal and state securities or "blue sky" laws and regulations. The certificates representing the Shares to be delivered to Buyer at the Closing are, and the signatures and endorsements thereof or stock powers relating thereto, will be valid and genuine.

   4.6 Subsidiaries and Investments. Except as set forth on Schedule 4.6 the Company does not own or control (directly or indirectly), nor has it ever owned or controlled (directly or indirectly), any shares of capital stock of, or other equity interest in, any corporation, partnership, joint venture or other entity.

   4.7 No Violation. The authorization, execution, delivery, and performance of this Agreement and any Sellers' Document, and the consummation of the transactions as contemplated hereby and thereby, do not and will not (1) violate any of the provisions of the Governing Documents of the Company; (2) except as set forth in Schedule 4.7 violate, conflict with, result in the breach of or constitute a default under, require any notice or consent under, give rise to a right of termination of, or accelerate the performance required by, any terms or provisions of any material agreement, instrument, or writing of any nature to which the Company is a party or is bound; (3) violate, or result in the breach of, conflict with, or require any notice, filing or consent under any statute, rule, regulation or other provision of law, or any order, judgment or other direction of a court or other tribunal; (4) any other governmental requirement, permit, registration, license or authorization applicable to the Company, or any of its assets or the Business; or (5) result in the creation of any lien, claim, encumbrance, or restriction on any of the Company's assets. Neither Seller is, and the Company is not, party to any non-competition or similar agreement which in any way restricts the operation of the Business.

   4.8 Financial Statements. Schedule 4.8 contains true copies of the balance sheets of the Company as at December 31, 1995, 1994 and 1993 and the related statements of income, and retained earnings and statements of cash flows for the fiscal years ended December 31, 1995, 1994 and 1993. The financial statements included on Schedule 4.8 are collectively referred to as the "Financial
Statements." The Financial Statements have been reviewed by Law Redd & Crona, P.A. Certified Public Accountants (the Company's balance sheet as at December 31, 1995 is hereinafter referred to as the "Reviewed Balance Sheet" and December 30, 1995 as the "Reviewed Balance Sheet Date"). Each of the foregoing Financial Statements is complete and correct, is in accordance with the Company's books and records, has been prepared in accordance with GAAP and presents fairly the financial position, and the results of operations and cash flows of the Company as of the dates and for the fiscal periods indicated.

   4.9 Assets. Except as described in Schedule 4.9 hereto, the Company has good and marketable title to all its assets (or,with respect to any personal property leases, a valid leasehold interest therein), free and clear of any and all Encumbrances. The Company's assets constitute all of the assets that are used in connection with the operation of the Business. The assets of the Company are reflected on the Financial Statements and will be reflected on the Audited Balance Sheet and the Closing Balance Sheet or, under GAAP, are not required to be reflected thereon.

   4.10 Liabilities. The liabilities of the Company (whether accrued, unmatured, contingent, or otherwise and whether due or to become due) are either set forth on Schedule 4.10 or adequately reserved against and included in the Financial Statements. All such liabilities will be reserved against and or disclosed in the Audited Balance Sheet and the Closing Balance Sheet, in accordance with GAAP.

   4.11 No Adverse Change. Since Audited Balance Sheet Date and the date hereof, except as set forth on Schedule 4.11, the Company has operated its business diligently and only in the ordinary course of business as theretofore conducted, and the Company has not and through the Closing Date shall not have:

          (i) experienced any damage, destruction or loss of more than $20,000 in the aggregate (whether or not covered by insurance) or other material adverse change in its financial condition, or its assets, properties, liabilities, sales or purchase commitments, earnings, net worth, Business or prospects;

          (ii) incurred any obligation or liability of more than $25,000 (whether absolute, accrued, contingent or otherwise and whether due or to become due) other than obligations or liabilities incurred in the ordinary course of business and consistent with past practices and which are of similar kinds and amounts as those set forth in the Audited Balance Sheet;

          (iii) failed to maintain its books, accounts and records in the usual, regular and ordinary manner and in accordance with good business practices and consistent with past practice;

          (iv) except in the ordinary course of business, transferred or applied any cash or other assets to the direct or indirect payment, discharge, satisfaction or reduction of any amount payable directly or indirectly to or for the benefit of the Company or either Seller;

          (v)  incurred  any   indebtedness   for  borrowed  money  (other  than
borrowings in the ordinary course of business consistent with past practices);

          (vi) experienced any strike or work stoppage or slowdown or loss of employees or customers which adversely affects or could adversely affect the Company or the Business or operations of the Company;

          (vii) sold, assigned, mortgaged, transferred, encumbered or granted a security interest in any asset of the Company to any party except for payments of third party obligations incurred in the ordinary course of business, in accordance with the regular payment practices of the Company, and dispositions of inventory in the ordinary course of business; nor sold, assigned, transferred or let lapse or otherwise disposed of any Intellectual Property.

          (viii) permitted any write-down of the value of any inventory of the Company, or any write-off as uncollectible of any notes or accounts receivable or any portion thereof, except for write-downs and write-offs in the ordinary course of business, consistent with past practice and not involving material amounts;

          (ix) forgiven or canceled any material debts or claims or terminated or waived any rights of value to the business of the Company;

          (x) suffered any material adverse effects to the Business, assets, or prospects of the Company as a result of the adoption of any statute, rule, regulation or order;

          (xi) except as otherwise set forth in this agreement or any Schedule thereto, incurred any general increase in the compensation of, or benefits for, employees or independent contractors performing services for the Company (including, without limitation, any material increase pursuant to any bonus, pension, profit-sharing or other plan or commitment); nor, specifically, granted any increase in any compensation or benefits payable to any individual, officer, manager, employee, consultant, agent or broker of the Company having annual remuneration in excess of $10,000;

          (xii) incurred any capital expenditure or commitment in excess of $25,000 for additions to or replacements of property, plant or equipment of the Company;

          (xiii) incurred any commitments for the future purchase of goods or services involving more than $25,000 other than purchase orders placed in the ordinary course of business for the acquisition of inventory necessary to meet current requirements;

          (xiv) implemented any change in the accounting methods or practices followed by the Company or any change in depreciation or amortization policies or rates theretofore adopted;

          (xv) prepaid any liability or obligation or payment of any trade debt other than in accordance with the Company's usual or customary practices;

          (xvi) incurred any accepted purchase order or quotation, arrangement or understanding for the future sale of services or products of the Company that has not shown a gross profit or which the Company expects will not be profitable;

          (xvii) entered into, made any amendment of or terminated any lease, license or contract which is listed or should have been listed, on any Schedule hereto;

          (xviii) suffered any loss or become aware of any prospective loss of any customers that individually account for in excess of 1.0% of gross sales for fiscal year 1996 or in the aggregate account for in excess of 3.0% of gross sales for fiscal year 1996;

          (xix) suffered any loss or become aware of any prospective loss of any sales or management personnel;

          (xx) entered into any other transaction other than in the ordinary course of business consistent with past practice;

          (xxi) suffered any material adverse change in the financial condition or results of operations of the Company or its assets, liabilities, earnings, properties, net worth, business, operations or prospects; or

          (xxii) agreed to or permitted any of the foregoing.

   4.12 Taxes. The Company has properly filed all federal, foreign, state, local, sales, use and other tax returns and reports which are required to be filed by it; all of the foregoing are true, correct, and complete; and all taxes, interest, and penalties due and payable as shown on such returns or claimed to be due by any taxing authority have been timely paid. All unpaid federal, foreign, state, local, and other taxes, fees, assessments, duties, and other similar governmental charges payable by the Company or which will, with the passage of time, become payable by the Company (including interest and penalties) whether or not disputed with respect to any period prior to the Closing Balance Sheet Date, have been adequately reserved against in accordance with GAAP and will be included in the Closing Balance Sheet. There are no outstanding waivers or extensions of time with respect to the assessment or audit of any tax or tax return of the Company, or claims now pending or matters under discussion with any taxing authority in respect of any tax of the Company. The Company has furnished to Buyer true copies of the federal, foreign, state, and local tax returns of the Company for the three fiscal years ended on Reviewed Balance Sheet Date. Buyer will not incur or be obligated for, and the assets of the Company will not be subject to, any sales, use or other tax or excise in connection with the acquisition of the Shares. Except as set forth on Schedule 4.12, the Company has not received any notice of any failure to file any such return or report or failure to pay any taxes or assessments. Except for a currently pending examination and audit by the Internal Revenue Service of the Company's tax return for fiscal years 1994 and 1995 (the "Tax Audit"), the Company is not the subject of any pending or threatened tax examination nor is the Company a party to any proceeding or inquiry by any government for the assessment or the proposed assessment or for the collection of taxes, or interest or penalties with respect thereto, nor has any claim for the assessment or proposed assessment or for the collection of taxes, or interest or penalties with respect thereto, been asserted against the Company. There are no liens for taxes that are due and unpaid on any of the properties or assets of the Company. Except in connection with the Tax Audit, the United States federal income tax returns of, and the state, local and foreign tax returns filed by, the Company have not been audited by the United States Internal Revenue Service or the relevant state, local and foreign tax authorities for any fiscal years of the Company ended on or after December 31, 1991, which are the only fiscal years which are open and subject to audit or for which the statutes of limitations for claims for tax deficiencies have not yet expired. The results of all prior audits by the Internal Revenue Service and the relevant state, local and foreign tax authorities are properly reflected in the Financial Statements and any deficiencies proposed or assessed have been paid (and any receivable from the Internal Revenue Service as a result of such audits has been accrued). Neither the Company nor any predecessor corporation has ever filed any consent pursuant to Section 341(f) of the Internal Revenue Code of 1986, as amended or any predecessor statute. None of the Company's assets are subject to a safe harbor leasing transaction under Section 168 of the Internal Revenue Code.

   4.13 Real Property. Schedule 4.13 sets forth a list and summary description (showing the record title holder) of all real properties currently owned, used or leased by the Company or in which the Company has an interest (collectively, the "Real Property"). The Company has good and marketable fee simple title to all Real Property shown as owned by it on Schedule 4.13, free and clear of all Encumbrances except those set forth on Schedule 4.13. The Company has the right to quiet enjoyment of all Real Property in which it holds a leasehold interest for the full term, and all leases or agreements with respect thereto are in full force and effect in accordance with their respective terms. Copies of all title insurance policies written in favor of the Company and all surveys relating to the Real Property owned by the Company have been delivered to Buyer. All
                                      10
structures and other improvements on all Real Property owned by the Company are within the lot lines and do not encroach on the properties of any other person, and the use and operation of all Real Property conform to all applicable building, zoning, safety and subdivision laws, Environmental Laws and other laws, and all restrictions and conditions affecting title. The Company has not received any written or oral notice of assessments for public improvements against any Real Property. All work required to be done by the Company as landlord or tenant has been duly performed. No condemnation or other proceeding is pending or threatened, which would affect the use of any such property by the Company.

   4.14 Intellectual Property. The Company owns or is licensed to use all patents, trademarks, copyrights, trade names, service marks and other trade designations, including common law rights, registrations, applications for registration, technology, know-how or processes necessary to conduct the Business ("Intellectual Property"), free and clear of and without conflict with the rights of others. Each item of Intellectual Property owned or used by the Company immediately prior to the Closing shall be owned or available for use by Buyer on identical terms and conditions immediately subsequent to the Closing. To its knowledge, the Company has not interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property Rights of third parties, and the Company has not received any charge, complaint, claim, demand or notice alleging any such interference, infringement, misappropriation or violation. No third party has interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual
Property  rights of the  Company.  Schedule 4.14 hereto  contains a  true   and
correct description of the following:

      (a) All Intellectual Property currently owned, in whole or in part, by the Company and all licenses, royalties, assignments and other similar agreements relating to the foregoing to which the Company is a party; and

      (b) All agreements relating to Intellectual Property that the Company is licensed or authorized to use from others or which the Company licenses or authorizes others to use.

   4.15 Contracts, Leases and Commitments. The Company has furnished to Buyer true copies of all material contracts, leases, agreements and commitments to which the Company is a party or by which it or its assets are bound or which otherwise relate to the Business, which contracts, leases and commitments are listed in Schedule 4.15, including summaries of the terms of any unwritten commitments. (For purposes of this Section 4.15, a contract, lease, agreement or commitment is "material" if it obligates or could obligate any party thereto to pay to another party thereto consideration valued in the aggregate at more than $5,000 in any one year.) Except as set forth in Schedule : (1) the Company and the other parties thereto, have complied in all material respects with all of the Company's contracts, leases, and commitments, all of which are valid and enforceable; (2) all of the Company's contracts, leases, and commitments are in full force and effect and there exists no event or condition which with or without notice or lapse of time would be a default thereunder, give rise to a right to accelerate or terminate any provision thereof, or give rise to any lien, claim, encumbrance, or restriction on any of the assets or properties of the Company; (3) all of the Company's contracts, leases, and commitments have been entered into on an arm's-length basis; and (4) none of the Company's purchase commitments is in excess of the normal requirements of its business or at an excessive price. Except for purchase orders or sales orders or invoices made, taken, or received by the Company in the ordinary course of its business consistent with past practice, the Company is not a party, nor are any of its assets or the Business subject, to any contract, lease, or commitment not listed in such Schedule (including, without limitation, financing or security agreements or guaranties, repurchase agreements, agency agreements, manufacturers' representative agreements, commission agreements, employment, or collective bargaining agreements, pension, bonus, or profit-sharing agreements, group insurance, medical or other fringe benefit plans, and leases of real or personal property).

   4.16 Customers and Suppliers. The Company is engaged in no material disputes with any customers or suppliers. To the knowledge of Sellers and the Company, no customer or supplier is considering termination, non-renewal, or any adverse modification of its arrangements with the Company, and the transactions contemplated by this Agreement will not have a material adverse effect on the Company's relationship with any of its suppliers or customers.

   4.17 Accounts Receivable. Except as set forth in Schedule 4.17 hereto, all of the Company's accounts receivable, other than amounts due from shareholders or from the Internal Revenue Service, have arisen in the ordinary course of business and are reflected in the Company's Financial Statements and will be reflected on the Audited Balance Sheet and the Closing Balance Sheet in accordance with GAAP. All such accounts receivable to be reflected on the Closing Balance Sheet will be bona fide, valid and binding receivables representing obligations for the face dollar amount thereof and will be collected in full within a reasonable time from their due date and are subject to no defenses, counterclaims or set-offs of any nature whatsoever, other than ordinary disputes arising in the ordinary course of business, which disputes will not effect whether such accounts may be collected.

   4.18 Permits; Compliance with Law. The Company holds all permits, certificates, licenses, franchises, privileges, approvals, registrations and authorizations required under any applicable law in connection with the operation of its assets and Business ("Permits"). All Permits of the Company are listed on Schedule 4.18. Each Permit is valid, subsisting and in full force and effect. The Company is in compliance with and has fulfilled and performed its obligations under each Permit, and no event or condition or state of facts exists (or would exist upon the giving of notice or lapse of time or both) that could constitute a breach or default under any Permit. The Business is and has been operated in material compliance therewith and all laws and regulations (federal, state, local, and foreign) applicable to it, and all required reports and filings with governmental authorities have been properly made. No investigation, proceeding or review is currently in effect or threatened (a) with respect to alleged violation by the Company of any law or Permit or (b) with respect to any alleged failure by the Company to have any Permit, except for those that, in the aggregate, will not have a material adverse effect on the Company, its business or operations. No event has occurred or condition or state of facts exists that could give rise to any such violation of any law or Permit.

   4.19 Employees. Schedule 4.19 hereto contains a list of the names , office locations, compensation, and date of hire of all full- and part-time employees of the Company as of a date no earlier than 15 days prior to the date hereof and a description of all employee "perks" or other benefit practices. No strike or labor dispute involving the Company has occurred during the last three years or is threatened. Except as set forth on Schedule 4.19, none of the Company's employees are covered by any union or collective bargaining agreement. No key employee of the Company has indicated to the Company that he or she is considering terminating his or her employment with the Company. The Company has complied with applicable wage and hour, equal employment, safety, and other legal requirements relating to its employees. The consummation of the transactions contemplated by this Agreement will not give rise to any liability of the Company for severance pay or termination pay.
                                      12

   4.20 Insurance. Schedule 4.20 hereto contains a complete and correct list of all policies of insurance of any kind or nature covering the Company, including, without limitation, policies of life, fire, theft, casualty, product liability, workmen's compensation, business interruption, employee fidelity, and other casualty and liability insurance, indicating the type of coverage, name of insured, the insurer, the premium, the expiration date of each policy and the amount of coverage. All such policies (i) are with insurance companies reasonably believed by the Company and the Sellers to be financially sound and reputable and are in full force and effect; (ii) are sufficient for compliance with all requirements of law and of all applicable leases, mortgages and other agreements; (iii) are valid, outstanding and enforceable policies; and (iv) provide insurance coverage for the assets and operations of the Company in amounts consistent with the past insurance practices of the Company. Complete and correct copies of such policies have been furnished to Buyer. Since the Audited Balance Sheet Date, the Company has not been denied any insurance coverage which it has requested or made any material reduction in the scope or change in the nature of its insurance coverage. Schedule 4.20 further states whether the personal injury insurance maintained by the Company has been on an "occurrence" or "claims made" basis during the one-year period prior to the date hereof.

   4.21 Litigation. Schedule 4.21 contains a complete and correct list of all actions, suits, proceedings, claims, or governmental investigations pending or threatened (i) against the Company or any of its assets, officers, or directors or (ii) in connection with the Company's Business (provided that for the purposes of this sentence, a lawsuit which has been filed but which has not been served shall be deemed to be merely threatened and not pending and a governmental investigation which has been initiated but for which no notice has been given to the Company shall also be deemed to be merely threatened and not pending). There are no facts or state of facts existing that (with or without the giving of notice or the passage of time or both) could form the basis for any such suit, proceeding, action, claim or investigation.

   4.22 Transactions with Affiliates. Except as set forth in Schedule 4.22 and except for ordinary dealings with its employees, since the Audited Balance Sheet Date, the Company has had no direct or indirect dealings with any key employee, officer, director or shareholder of the Company or with any of their affiliates, associates, or relatives. Except as set forth in Schedule 4.22 and except for employment arrangements with its employees, the Company has no obligation to or claim against any key employee, officer, director or shareholder of the Company, or any of their affiliates, associates, or relatives, and no such person or entity has any obligation to or claim against the Company. Schedule 4.22 reasonably describes the nature and extent of any products, services, or benefits provided since the Audited Balance Sheet Date to the Company by any such person or entity other than ordinary employment services and indicates whether there was a corresponding charge equal to the value of such products, services or benefits. To the knowledge of Sellers, none of any key employee, officer, director or shareholder of the Company, or any of their affiliates, associates, or relatives has any direct or indirect interest of any kind in any business or entity which is engaged in business of the same nature as the Business of the Company.

   4.23 Books and Records. The books and records of the Company are complete and correct in all material respects and have been maintained in accordance with good business practices.

   4.24 Improper Payments. The Company and its officers and agents have not made any illegal or improper payments to, or provided any illegal or improper benefit or inducement for, any governmental official, supplier, customer, or other person, in an attempt to influence any such person to take or to refrain from taking any action relating to the Company. The Company's employees may from time to time have made customary holiday gifts of nominal value to suppliers or customers.

   4.25 Officers and Directors; Bank Accounts, etc. Schedule 4.25 hereto lists all officers and directors of the Company; all bank accounts and safe deposit boxes maintained by the Company and all authorized signatories therefor, specifying their respective authority; and all credit cards under which employees of the Company may incur liability, and the persons holding such cards. Except for a power of attorney held by William D. Crona for purposes of conducting business with the Internal Revenue Service, no person or entity holds any general or special power of attorney from the Company.

   4.26 No Misstatements. No representation, warranty, or other statement by the Sellers or Company herein or in any Sellers' Document contains or will contain an untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. The Company is not aware of any matter that could reasonably be expected to have a materially adverse effect on the Company's Business or prospects that has not been disclosed in writing to Buyer.

   4.27 Securities Laws. Each Seller is acquiring stock issuable as part of the Stock Consideration for his own account, with the intent of holding such securities for investment, and without the intent of participating, directly or indirectly, in a distribution of such securities in any manner which would violate federal or applicable state securities laws. Each Seller, by reason of his business or financial experience, has the capacity to protect his interests in connection with his purchase of such securities. Upon receipt of such securities, each Seller will be the sole beneficial owner thereof. Each Seller acknowledges that the offer and sale of such securities have not been and will not be accomplished or accompanied by the means of any form of general or public solicitations or advertisements.



                                   ARTICLE V
            Representations and Warranties of Buyer and Able Telcom

   Buyer and Able Telcom represent, warrant and agree that:

   5.1 Corporate Status of Buyer and Able Telcom. Each of Buyer and Able Telcom is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. Buyer is qualified to do business and in good standing in each jurisdiction where the operation of its business requires that it be so qualified. Each of Buyer and Able Telcom has all requisite corporate power and authority to own, operate and lease its properties and assets, to conduct its business as it is now being conducted, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

   5.2 Authority Concerning this Agreement. The execution, delivery and performance by Buyer and Able Telcom of this Agreement and any Buyer's Document and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized and approved by all necessary corporate action. This Agreement is (and, when executed and delivered, each Buyer's Document will
be) valid and binding upon Buyer and Able Telcom and enforceable against each of Buyer and Able Telcom in accordance with their respective terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency or moratorium laws, or other laws affecting the enforcement of creditors' rights or by the principles governing the availability of equitable remedies.
                                      14

   5.3 No Violation. The authorization, execution, delivery, and performance of this Agreement and any Buyer's Document and the consummation of the transactions as contemplated hereby and thereby do not and will not (1) violate any of the provisions of the Governing Documents of Buyer or Able Telcom; (2) violate, conflict with, result in the breach of or constitute a default under, require any notice or consent under, give rise to a right of termination of, or accelerate the performance required by, any terms or provisions of any material agreement, instrument, or writing of any nature to which Buyer or Able Telcom is a party or is bound; (3) violate, or result in the breach of, conflict with, or require any notice, filing or consent under any statute, rule, regulation or other provision of law, or any order, judgment or other direction of a court or other tribunal, or any other governmental requirement, permit, registration, license or authorization applicable to Buyer or Able Telcom; or (4) result in the creation of any lien, claim, encumbrance, or restriction on any of its Assets.

   5.4 Governing Documents of Buyer and Able Telcom. Buyer and Able Telcom have heretofore delivered to Seller true and current copies of the Governing Documents of Buyer and Able Telcom as in effect as of the date hereof.

   5.5 Capitalization. The authorized capital of Buyer consists of 1,000 shares of common stock, par value $0.01 per share, of which 800 shares are issued and outstanding, all of which are owned by Able Telcom. The outstanding shares of Buyer are validly issued, fully paid and nonassessable. No shares of the Buyer are reserved for issuance for any purpose, nor are there any securities of Buyer outstanding that are convertible into any class or series of stock of Buyer. The authorized capital of Able Telcom is 25,000,000 shares of common stock, par value .001 per share, of which 8,203,212 shares were outstanding as of November 26, 1996, and 1,000,000 shares of preferred stock, par value $.10 per share, none of which are outstanding.

   5.6 Periodic Reports. Able Telcom has heretofore provided to Sellers a true and correct copy of all reports ("Exchange Act Reports") filed with the Securities and Exchange Commission during the last twelve months pursuant to
Section 15 of the Securities Exchange Act of 1934, as amended (the
"Exchange Act"). The Company has made no filings pursuant to the Securities Act of 1933 during the last twelve months. No Exchange Act Report contains any untrue statement of a material fact or fails to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The financial statements of Able Telcom contained in its Exchange Act Reports or incorporated by reference therein fairly present the results of operations and financial position of Able Telcom for the periods covered by and as of the dates of such financial statements, in accordance with GAAP consistently applied. Since October 31, 1995, Able Telcom has timely filed all reports required to be filed by it pursuant to the Exchange Act and the rules promulgated thereunder.

   5.7 Securities. Able Telcom Shares, when issued and paid for pursuant to the terms of this Agreement, will be duly authorized, validly issued, fully paid, nonassessable and free and clear of all Encumbrances. In issuing the Stock Consideration, Able Telcom will have complied with all state and federal laws regulating the issuance and sale of securities.

   5.8 Litigation. Except as set forth on Schedule 5.8, there is no material litigation pending or threatened against Buyer or Able Telcom that is likely to have a material adverse effect on the consolidated financial condition, results of operations, or business or prospects of Buyer or Able Telcom, or to prevent the consummation of the transactions contemplated hereby.

   5.9 No Misstatements. No representation, warranty, or other statement by the Buyer or Able Telcom herein or in any Buyers' Document contains or will contain an untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. Able Telcom is not aware of any matter that could reasonably be expected to have a materially adverse effect on its business or prospects and that is required to be disclosed in its Exchange Act Reports other than those matters disclosed in such Exchange Act Reports.

                                  ARTICLE VI
                              Covenants of Seller

   6.1 September 30, 1996 Financial Statements. No later than five days prior to the Closing, Sellers shall deliver to Buyer a balance sheet of the Company as at September 30, 1996 and the related statements of income, retained earnings and statements of cash flow for the nine-month period then ended (the Company's balance sheet as at September 30, 1996 is referred to herein as the "Audited Balance Sheet" and September 30, 1996 as the "Audited Balance Sheet Date"). The Audited Balance Sheet shall be prepared in accordance with GAAP. Without limiting the generality of the foregoing:

          (i) Liabilities. All liabilities of the Company (whether accrued, unmatured, contingent, or otherwise and whether due or to become due) will be adequately reserved against in accordance with GAAP or disclosed and included in the Audited Balance Sheet.

          (ii) Assets. The assets of the Company will be reflected on the Audited Balance Sheet or, under GAAP, will not be required to be reflected thereon.

          (iii) Taxes. All unpaid federal, foreign, state, local, and other taxes, fees, assessments, duties, and other similar governmental charges payable by the Company or which will, with the passage of time, become payable by the Company (including interest and penalties) as of the Audited Balance Sheet Date whether or not disputed with respect to any period prior to the Audited Balance Sheet Date will be adequately reserved against in accordance with GAAP and included in the Audited Balance Sheet.
The results of all prior audits by the Internal Revenue Service and the relevant state, local and foreign tax authorities will be properly reflected in the Audited Balance Sheet.

          (iv) Accounts Receivable. All of the Company's accounts receivable will be reflected in the Audited Balance Sheet in accordance with GAAP.

   6.2 Profit Sharing Plan. Sellers shall continue to serve as trustees of the Company's profit sharing plan and shall continue, in accordance with all applicable laws, the termination of the Company's existing Profit Sharing Plan as soon as practicable after the Closing.

   6.3 Transfer of Promissory Note. Sellers agree that they will not negotiate or transfer the Promissory Note or any interest therein until the expiration of 18 months from the date of the Closing except with the consent of Able Telcom, which consent shall not be unreasonably withheld.

   6.4 Payment of Notes Payable. At the time for payment of the Post-Closing Adjustment, as provided in Section 2.3 hereof, Sellers shall pay in full all notes payable by them to the Company.
                                      16

   6.5 Restrictive Covenants. The parties hereby acknowledge that the Company carries on its business throughout the Central and North Florida (the "Territory"), that the Company distributes and markets its products and services throughout the Territory including, without limitation, the business of underground construction throughout the Territory, and that a substantial portion of the value of the Shares and the Business being purchased hereby is the goodwill the Company has built up throughout the Territory and Buyer would not be purchasing the Shares but for such goodwill. Accordingly, for three years after the Closing Date, neither Seller shall:

      (a) without the Buyer's prior written consent, by himself or herself or in partnership or in conjunction with or as an employee, officer, director, manager, consultant or agent of any other person, firm, corporation or other entity, either directly or indirectly, undertake or carry on or be engaged or have any financial or other interest in, or in any other manner advise or assist any person, firm, corporation or other entity engaged or interested in, any business, activity, or enterprise that is engaged in the business of the same nature as the Business;

      (b) directly or indirectly, for himself or herself or for any other person or entity (i) attempt to employ, employ or enter into any contractual arrangement with any employee or former employee of the Company or the Buyer unless such employee or former employee has not been employed, by the Company, the Buyer or its affiliates or predecessors in interest, for a period in excess of six months nor (ii) call on or solicit any of the actual or targeted prospective Customers (as hereafter defined) of the Company or the Buyer or its affiliates or predecessors in interest with respect to any matters related to or competitive with the Business. For the purposes of this subsection, the term "Customer" shall mean any individual or entity to whom the Company has sold or currently sells goods or services in connection with the Business.

      (c) disclose to any other person any secret or confidential information (including, without limitation, any trade secrets, customer or supplier lists, pricing information, marketing arrangements, or strategies, business plans, internal performance statistics, training manuals, or other information concerning the Company or its affiliates that is competitively sensitive or confidential, other than such information as is publicly available from a source other than Sellers, the Company or its officers and directors) relating to the Business or, without the prior written consent of Buyer, to disclose such information to anyone other than (i) disclosure to Buyer and those designated by Buyer, and (ii) any disclosure which is required by law.



                                  ARTICLE VII
                      Covenants of Buyer and Able Telcom

   7.1 Piggy Back Registration Rights.

      (a) If, at any time or from time to time after the Closing, the Board of Directors of Able Telcom shall authorize the filing of a registration statement on any form for the general registration of securities (hereafter, as amended and supplemented, referred to as a Registration Statement), under the Securities Act of 1933, as amended (the "Securities Act") in connection with a proposed public offering of any Able Telcom Shares, Able Telcom shall, in the case of each such filing (i) notify Sellers of such authorization and (ii) at the request in writing, not more than fifteen days after the date of the mailing of such notification, of Sellers, include in the Registration Statement, to the extent then permissible under the Securities Act and the rules and regulations thereunder, to the extent permitted by, and on the terms and conditions then required by, the managing underwriter of such offering, and to the extent that it will not violate any contractual obligation of Able Telcom, a number of Able Telcom Shares owned by Sellers ("Sellers' Shares") not to exceed (in the aggregate for all such filings) half of the number of Able Telcom Shares comprising the Stock Consideration.

      (b) Able Telcom shall not be required to include any Sellers' Shares in any Registration Statement unless Sellers agree, if so required by Able Telcom
(i) to offer and sell such Sellers' Shares to or through an underwriter selected by Able Telcom and, to the extent possible, under substantially the same terms and conditions (except as to expenses other than underwriting discounts) as those under which the other securities included in such Registration Statement are to be offered and sold and (ii) to comply with any arrangements with respect to the offer and sale of the securities to be registered thereunder to which the holders of such securities will be required to agree as a condition to the inclusion of securities held by them in the Registration Statement.

      (c) It shall be a condition precedent to Able Telcom's obligation to register any Sellers' Shares pursuant to the provisions hereof that Sellers shall provide promptly to Able Telcom such information as Able Telcom may reasonably request at any time and from time to time upon reasonable prior notice to enable it to comply with any applicable law or regulation or to facilitate the preparation of the Registration Statement.

   (d) Able Telcom shall pay all of the expenses of each Registration Statement arising as a result of the inclusion of any Sellers' Shares, other than underwriting discounts and applicable transfer taxes. Unless all of the shares included in the Registration Statement are offered and sold to or through the managing underwriter referred to in Section 7.1(a), Able Telcom shall amend such Registration Statement or amend or supplement the prospectus forming a part thereof, to the extent necessary to permit the Sellers' Shares included therein to be sold pursuant thereto for a period of not less than ninety days after the securities registered thereunder may first be sold.

      (e) Able Telcom shall indemnify and hold harmless Sellers, in the event Sellers' Shares are included in a Registration Statement, from and against, and will reimburse Sellers with respect to, any and all Losses that are caused by any untrue statement or allegedly untrue statement of any material fact contained in such Registration Statement or that arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Able Telcom shall not be liable in any such case to the extent that any such Losses arise out of or are based upon any untrue statement or allegedly untrue statement or any omission or alleged omission so made in conformity with information furnished by Sellers specifically for use in the preparation thereof.

   7.2  Profit   Sharing  Plan.  Buyer and Able Telcom  shall not  interfere  or hinder the performance of Sellers of their obligations pursuant to Section 6.2 hereunder.

   7.3 Indemnification of Personal Guarantees. Buyer and Able Telcom shall indemnify and hold Sellers harmless for any Loss incurred on personal guarantees ("Seller Guarantees") of any debt of the Company appearing on the Audited Balance Sheet ("Company Debt"). At the Closing, Buyer and Able Telcom shall pay and satisfy the Company's indebtedness to Barnett Bank, N.A., Tallahsassee, Florida. Buyer and Able Telcom shall diligently seek and procure within a reasonable time releases of all Seller Guarantees or otherwise shall cause Company Debts with respect to which there are Seller Guarantees to be paid within a reasonable time.

   7.4 Information Available for Closing Balance Sheet. Buyer and Able Telcom shall make available such documents and other information as reasonably necessary in order to permit Sellers accountants to prepare, in accordance with
Section 6.1, the Closing Balance Sheet.


                                 ARTICLE VIII
                           Miscellaneous Provisions

   8.1 Nature and Survival of Representations and Warranties.

      All representations and warranties made by Buyer, Able Telcom and Sellers hereunder shall survive the Closing for a period of five years except that with respect to a breach of the representations and warranties relating to taxes, such representations and warranties shall survive the Closing until six months after the expiration of the applicable statute of limitations and with respect to breach of representations and warranties relating to title to the Shares, such representations and warranties shall survive indefinitely. The expiration of any representation or warranty shall not affect any claim made in writing prior to the date of such expiration. The representations and warranties hereunder shall not be affected or diminished by any investigation made or any information provided at any time by or on behalf of the party for whose benefit such representations and warranties were made or by the closing of the transactions contemplated hereby.

   8.2 Further Actions. At any time and from time to time after the Closing, at Buyer's request and without further consideration, Sellers shall cooperate and execute and deliver such other instruments of sale, conveyance, transfer, assignment and confirmation and take such further action as Buyer may reasonably deem necessary or desirable in order to more effectively convey, transfer and assign to Buyer, and to confirm Buyer's title to, all of the Shares of Sellers, to put Buyer in actual possession and operating control of the Company and the Business, and to assist Buyer in exercising all rights with respect thereto.

   8.3 Brokers. Each party represents to the other that it has had no dealings with any broker or finder representing any party or its agents in connection with the transactions contemplated by this Agreement. Should any claim be made for a broker's, finder's or similar fee, on account of any actions or dealings by a party or its agents, such party shall indemnify, defend, protect and hold the other party harmless from and against any and all liability and expenses, including reasonable attorneys' fees, incurred by reason of any claim made by such broker.

   8.4 Indemnification.

      (a) By Sellers. Sellers shall, jointly and severally, indemnify, defend, protect and hold harmless Buyer and Able Telcom, promptly upon demand at any time and from time to time, against any and all Losses incurred by Buyer or Able Telcom arising out of or in connection with any of the following:

           (i) subject to the provisions of Sections  8.4(c) and  8.4(d)  hereof
(a) any misrepresentation or breach of any warranty made by Sellers or the Company in any Sellers' Document (other than a breach of Section 4.12); (b) any breach or nonfulfillment of any covenant or agreement made by Sellers or the Company in Sellers' Documents; (c) the claims of any broker or finder engaged by Sellers; and (d)without in any manner limiting the foregoing, any liabilities or obligations of, or claims or causes of action against, Sellers which arise with respect to or relate to any period or periods on or prior to the Closing Date
                                      19
hereof, except for those which are set forth or reserved against in the Closing Balance Sheet or are set forth in a schedule hereto, or were incurred in the ordinary course of business as heretofore conducted and are not materially adverse to the operations or prospects of the Business;

          (ii) any violation prior to Closing by Sellers or the Company of any applicable Environmental Law or regulation or arising with respect to or relating to any environmental activity conducted on or with respect to any Real Property owned by the Company at or prior to the Closing or any environmental condition existing on or with respect to such property at or prior to the Closing, in each case whether or not the Company or Sellers permitted or participated in such act or omission;

          (iii) any pension, retirement, profit sharing, deferred compensation, stock option, stock purchase, bonus, medical, welfare, disability, severance or termination pay, insurance or incentive plan, and each other employee benefit plan, program, agreement or arrangement, whether funded or unfunded, qualified or unqualified, in existence on the Closing Date and sponsored, maintained or contributed to or required to be contributed to by the Company or by any trade or business of the Company, whether or not incorporated, for the benefit of any employee or terminated employee of the Company or any affiliate thereof, to the extent such Losses arise from a violation of ERISA or the regulations promulgated thereunder; and

          (iv) a misrepresentation or breach of any warranty made by Sellers or the Company in Section 4.12 hereof.

      (b) By Buyer.Subject to the provisions of Sections 8.4(c)and 8.4(d)hereof, Buyer and Able Telcom shall, jointly and severally, indemnify, defend, protect and hold Sellers harmless, promptly upon demand at any time and from time to time, against any and all Losses arising out of or in connection with any of the following: (a) any misrepresentation or breach of any warranty made by Buyer or Able Telcom in any Buyer's Documents; (b) any breach or nonfulfillment of any covenant or agreement made by Buyer or Able Telcom in any Buyer's Documents; (c) the claims of any broker or finder engaged by Buyer; and (d) without in any manner limiting the foregoing, any liabilities or obligations or claims of the Company which arise with respect to or relate to any period or periods after Closing Date.

      (c) Threshold for Indemnification.

           (i) Sellers shall not be required to indemnify Buyer or Able Telcom pursuant to Section 8.4(a)(i) unless Buyer provides written notice to Sellers of the nature of indemnification being sought and a reasonable time (not to exceed 60 days) to cure such default and (ii) in cases where Buyer or Able Telcom seeks indemnification pursuant to Section 8.4(a)(i), except to the extent that the aggregate amount required to be paid thereunder exceeds $25,000, in which case Seller shall then be required to indemnify Buyer and Able Telcom for any and all damages exceeding $25,000; and

           (ii) Buyer and Able Telcom shall not be required to indemnify Sellers pursuant to Section 8.4(b)(i) unless Sellers provide written notice to Buyer and Able Telcom of the nature of indemnification being sought and a reasonable time (not to exceed 60 days) to cure such default and (ii) in cases of indemnification arising as a result of Able Telcom's obligations under Section
7.1 hereof, except to the extent that the aggregate amount required to be paid thereunder exceeds $25,000, in which case Buyer and Able Telcom shall then be required to indemnify Sellers for any and all damages exceeding $25,000.

      (d) Insurance proceeds. The liability of either party with respect to any claim for indemnification shall be reduced by the tax benefit actually realized and any insurance proceeds received by the other as a result of any Loss upon which the claim for indemnification is based. In addition, Sellers shall not be obligated to indemnify Buyer or Able Telcom for any Loss that would have been covered by insurance having coverage limits equal to those maintained by the Company immediately prior to and on the Closing Date.

      (e) Defense. An indemnified party shall promptly give written notice to the indemnifying party after the indemnified party has knowledge that any legal proceeding has been instituted or any claim has been asserted, in respect of which indemnification may be sought under the provisions of Section 8.4,provided that failure to give such notice shall not preclude indemnification with respect to such proceeding or claim except to the extent of any additional or increased Losses directly caused by such failure. In any action against the indemnified party with respect to which indemnification is sought, the indemnifying party shall have the right to intervene and defend in such action jointly with the indemnified party.

   8.5 Notices. All notices or other communications in connection with this Agreement shall be in writing and shall be considered given when personally delivered or when mailed by registered or certified mail, postage prepaid, return receipt requested, or when sent via commercial courier or telecopier, directed as follows:

      If to Sellers:

          William and Sybil Newton
          5036 Centennial Oak Circle
          Tallahassee, Florida  32308

      With a copy to:

          Pennington, Culpepper, Moore, Wilkinson, Dunbar & Dunlap, P.A. Post Office Box 10095
          Tallahassee, Florida 32302-2095
          Attn: Ben H. Wilkinson, Esq.

          Telephone No. (904) 222-3522
          Telecopier No. (904) 222-2126

          and

          William D. Crona
          2727 Apalachee Parkway
          Tallahassee, Florida 32301
                                      21

      If to Buyer:

          Telecommunication Services Group, Inc.
          c/o Able Telcom Holding Corp.
          1601 Forum Place, Suite 1110
          West Palm Beach, Florida  33401
          Attn: William J. Mercurio

      With a copy to:

          Holland & Knight
          One East Broward Boulevard, 13th Floor
          Fort Lauderdale, Florida 33301
          Attn:  Donn A. Beloff, Esq.

          Telephone No. (954) 468-7823
          Telecopier No. (954) 463-2030

   8.6 Miscellaneous.

      (a) Entire Agreement. This Agreement (which includes the schedules and exhibits hereto) sets forth the parties' final and entire agreement with respect to its subject matter and supersedes any and all prior understandings and agreements, including, but not limited to the Letter of Intent. This Agreement can be amended, supplemented, or changed, and any provision hereof can be waived, only by a written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, change, or waiver is sought.

      (b) Successors. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors, and assigns; provided, however, that neither this Agreement nor any right or obligation hereunder may be assigned or transferred, except that Buyer may assign this Agreement and its rights hereunder to any direct or indirect wholly-owned subsidiary of Buyer and to financial institutions providing financing for the transaction, but no such assignment shall relieve Able Telcom of its respective obligations under and pursuant to this Agreement.

      (c) Construction of Agreement. The section headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When the context in which the words are used in this Agreement indicates that such is the intent, words in the singular number shall include the plural and vice versa. References to any gender shall include any other gender that may be applicable in the circumstances. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing this Agreement to be drafted.

      (d) Publicity. No party shall issue any press release or make any other publicly available disclosure of the terms of this transaction without the prior written consent of Buyer and Sellers; provided, however, that the restrictions of this covenant shall not apply (i) if otherwise required by law,

(ii)  if  necessary  or   appropriate  in  connection   with  the   transactions
contemplated hereunder, and (iii) to the extent such information shall have otherwise become publicly available.

      (e) Severability. If any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, invalid, or unenforceable, such provision shall be construed and enforced as if it had been more narrowly drawn so as not to be illegal, invalid or unenforceable, and such illegality, invalidity or unenforceability shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

      (f) Counterparts. This Agreement may be executed in one or more counterparts, each one of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement via telephone facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

      IN WITNESS WHEREOF, on the date first above written, the parties have duly executed this Agreement.

                              Telecommunication Services Group, Inc.
                              a Florida corporation


                              /s/ William J. Mercurio
                              --------------------------------------
                              By: William J. Mercurio
                              Its: Chairman



                              Able Telcom Holding Corp.
                              a Florida corporation


                              /s/ William J. Mercurio
                              --------------------------------------
                              By: William J. Mercurio
                              Its: President


                              Dial Communications, Inc.
                              a Florida corporation


                              /s/ William E. Newton
                              --------------------------------------
                              By: William E. Newton
                              Its: President



                              /s/ William E. Newton
                              --------------------------------------
                              William E. Newton




                              /s/ Sybil C. Newton
                              --------------------------------------
                              Sybil C. Newton
